EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc. (“Consolidated Analytics”) a third party due diligence provider performed the review described below on behalf of its client, United Wholesale Mortgage, LLC. The review included a total of 499 newly originated residential mortgage loans, in connection with the securitization identified as UWM 2021-J1 (the “Securitization”). The Review was conducted from September 2021 to November 2021.

The sample population was provided by Consolidated Analytics’ client. The sample population included a total of 499 newly originated loans. Credit, Compliance, Valuation, and Data Integrity reviews were performed on the 246 loans within the population and Valuation Only reviews were performed on 253 loans. When applicable, Secondary Valuation products were reviewed on the Valuation Only population, no additional reviews were performed on these loans.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries

•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products (CDA’s and AVM’s) were obtained to confirm the value was supported within 10% tolerance.  This population was obtained and ordered by the client and provided to Consolidated Analytics.

n.
For all loans within the population, additional valuation products were not required when the CU score provided was below or equal to 2.5. In the event the CU score was not provided or was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (499 loans in total):

73 loans had Desktop Reviews and 169 had AVMs.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were zero (0) occurrences of this.

Zero (0) loans had a Field Review, BPO, or 2nd Appraisal.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 246 mortgage loans reviewed, 168 unique mortgage loans (by loan count) had a total of 168 different tape discrepancies across one data field (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow Indicator	168	100%
Total Discrepancies:	168	100%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, Moody’s Investor Service Inc and Kroll Bond Rating Agency, LLC, 11.79% of the loans received an Overall grade “B” and 88.21% of the loans received an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	217	$229,898,555.00	88.21%
Event Grade B	29	$31,994,115.00	11.79%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	246	$261,892,670.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	245	99.59%
Event Grade B	1	0.41%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	246	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	218	88.62%
Event Grade B	28	11.38%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	246	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	246	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	246	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Property is located in a FEMA disaster area	29
		Hazard Insurance Coverage is Not Sufficient.	9
		Hazard Insurance Effective Date is after the Note Date	7
		AUS is Partial	6
		DTI Exceeds AUS Maximum Allowable	6
		Fraud Report Missing	6
		Borrower Liabilities Verification Indicator is Partial	4
		AUS is Missing	3
		Borrower Income Verification does not match Approval	3
		Borrower Employment Verification does not meet guidelines	2
		Borrower Transcripts are missing	2
		Hazard Insurance Indicator is Partial	2

		HMDA Data Tape Not Provided	2
		Initial Credit Application is Not Executed	2
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	2
		Profit and Loss Does Not Meet Guidelines	2
		Transmittal Summary is Missing	2
		Asset Documents are Incomplete	1
		Borrower 2 is missing signed 4506t.	1
		Borrower Credit Report Indicator is Partial	1
		Borrower Credit Report is Missing	1
		Borrower Income Verification is less than 12 months	1
		Borrower Income Verification Level is Missing	1
		CoBorrower Credit Report Indicator is Partial	1
		CoBorrower Credit Report is Missing	1
		CoBorrower Employment Verification is Unknown	1
		CoBorrower Income Verification does not match Approval	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		CoBorrower Transcripts is Missing	1
		Condo Approval Missing	1
		Hazard Insurance Coverage is Not Sufficient	1
		Insufficient cash to close.	1
		OFAC Check was not completed/Cleared.	1
		Power of Attorney Documentation Missing	1
		Signed 4506t is missing	1
		Title Policy is Partial	1
		Title Policy is Missing	1
		Transmittal Summary is Partial	1
		Total Credit Grade (A) Exceptions:	110
	B	Hazard Insurance Coverage is Not Sufficient	1
		Total Credit Grade (B) Exceptions:	1
Compliance	A	ATR/QM Status is Pending	21
		Charges That Cannot Increase Test	17
		Reimbursement Amount Test	14
		Consummation or Reimbursement Date Validation Test	11
		Initial Closing Disclosure Delivery Date Test	8
		Lender Credits That Cannot Decrease Test	8
		TRID Post-Consummation Reason for Redisclosure Validation Test	8
		Charges That In Total Cannot Increase More Than 10% Test	6
		TRID Total of Payments Test	5
		TILA Finance Charge Test	4
		TRID "Section A. Origination Charges" Validation Test	4
		Affiliated Business Disclosure is Missing	3

Intent to Proceed is Missing	3
No Compliance Findings	3
TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	3
TRID Post-Consummation Revised Closing Disclosure Data Validation Test	3
Escrow Waiver Disclosure is Missing	2
Initial Escrow Account Disclosure is Missing	2
Notice of Special Flood Hazards is Missing	2
TILA Right of Rescission Test	2
TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	2
TRID Disclosure Delivery and Receipt Date Validation Test	2
Written List of Service Providers Disclosure Date Test	2
Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
Consumer Credit Contracts Cal. Civ. Code § 1799.91 - Cosigner Notice Disclosure was not provided	1
Cosigner Notice Disclosure is Missing	1
Evidence of Rate Lock Not Provided	1
Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Initial Loan Estimate Delivery Date Finding (prior to consummation)	1
Initial Loan Estimate Delivery Date Test (from application)	1
Initial Loan Estimate Delivery Date Test (prior to consummation)	1
Mortgage Loan Finding	1
Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
Per Diem Interest Amount Test	1
Qualified Mortgage Balloon Payment Loan	1
Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	1
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
RESPA Homeownership Counseling Organizations Disclosure Date Test	1
Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
TILA APR Test	1
TRID Consummation Date and Closing / Settlement Date Validation Test	1
TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
TRID Post-Consummation Event Validation Test	1
TRID Rescission Total of Payments Test	1

		Total Compliance Grade (A) Exceptions:	157
	B	Escrow Waiver Disclosure is Missing	17
		TILA Right of Rescission Test	3
		Affiliated Business Disclosure is Missing	2
		Per Diem Interest Amount Test	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Initial Escrow Account Disclosure is Missing	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Total Compliance Grade (B) Exceptions:	29
Valuation	A	Third Party Valuation Product not Provided	90
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	90
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	19
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	7
		Third Party AVM to appraised value exceeds 10% allowable variance	2
		Origination Appraisal is Partial	1
		Third party AVM Confidence Score is less than 80%	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Third Party Second Field Review variance to appraised value exceeds 10%	1
		Total Valuation Grade (A) Exceptions:	212

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.